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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2006

                         CYCLACEL PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-50626               91-1707622
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

                     150 JOHN F. KENNEDY PARKWAY, SUITE 100
                              SHORT HILLS. NJ 07078
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code (858) 860-2500

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS

EXHIBIT 99.5

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TABLE OF CONTENTS

EXPLANATORY NOTE

On March 30, 2006, Cyclacel Pharmaceuticals, Inc., (formerly Xcyte Therapies,
Inc.) (the "Company"), filed a Form 8-K (the "Initial 8-K") to report, among other matters, the completion of the Stock Purchase Agreement with Cyclacel
Group plc, a company registered in England and Wales ("Cyclacel Group") on March
27, 2006, whereby the Company acquired from Cyclacel Group all of the issued and outstanding share capital of Cyclacel Limited, a company registered in England and Wales. In the Initial 8-K, we stated that we would file by amendment the financial information required under Item 9.01 of Form 8-K, within 71 days after the date on which the Initial 8-K was filed. As permitted by Item 9.01(a)(4) and
Item 9.01(b)(2) of Form 8-K, we filed an amended current report on Form 8-K/A on
May 27, 2006 (the "Amended 8-K") amending the Initial 8-K to disclose certain financial information of the Company and pro forma financial information.

On June 23, 2006, the Company discovered that certain transaction costs, in an amount of $825,000, incurred by Xcyte Therapies, Inc. in connection with the completion of the Stock Purchase Agreement with Cyclacel Group plc were omitted from accrued liabilities on completion of the merger with a consequent incorrect allocation of the merger purchase price. This error was included in the unaudited pro forma financial information for the three month period ended March
31, 2006 included in Exhibit 99.5 of the Amended 8-K. We are filing this second amendment solely to correct the pro forma financial statements contained in
Exhibit 99.5 of the Amended 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired

The required audited financial information for Cyclacel Limited as of December
31, 2004 and 2005, for the nine months ended December 31, 2003 and the years ended December 31, 2004 and 2005 and the period from August 13, 1996 (inception)
to December 31, 2005 were included as Exhibit 99.4 to the Amended 8-K. Because the former Cyclacel Group shareholders held 79.7% of the Company's common stock immediately following the Stock Purchase, Cyclacel Group's designees to the
Company's board of directors represent a majority of the Company's directors and
Cyclacel Limited's senior management represented a majority of the senior management of the combined company immediately following the Stock Purchase,
Cyclacel is deemed to be the acquiring company for accounting purposes. The financial statements of the Company were also previously filed on a Current
Report on Form 8-K dated May 16, 2006 with the Securities and Exchange
Commission on May 16, 2006.

(b) Pro forma financial information

The required unaudited pro forma financial information for the fiscal year ended
December 31, 2005 and the three months ended March 31, 2006, as amended, is included as Exhibit 99.5 and is hereby incorporated by reference.

(c) Exhibits

99.4   Audited financial statements of Cyclacel Limited as of December 31, 2004 and 2005, and for the nine months ended December 31, 2003, the years ended December 31, 2004 and 2005, and the period from August 13, 1996
       (inception) to December 31, 2005*

99.5   Unaudited condensed pro forma combined financial information

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* Previously filed.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CYCLACEL PHARMACEUTICALS, INC.

Date: July 7, 2006              By:    /s/ PAUL McBARRON
                                       -----------------------------------------
                                Name:  Paul McBarron
                                Title: E.V.P., Finance & Chief Operating Officer

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                                    EXHIBITS

99.5   Unaudited condensed pro forma combined financial information, as amended

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